                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                         Date of Report: January 31, 2003

                         Commission File Number: 000-27067

                         Communitronics of America, Inc.
             (Exact name of registrant as specified in its chapter)

                  Utah                                 87-0285684
            (State or other                          (IRS Employer
      jurisdiction of incorporation)               Identification No.)

              2459 East Sunrise Blvd. Ft. Lauderdale, FL         33304
              (Address of principal executive offices)         (Zip Code)

                                 (954) 567-5830
              (Registrant's telephone number, including area code)

                 27955 Hwy. 98, Suite WW, Daphne, Alabama 36526
          (Former name or former address, if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

On January 23, 2003, after a hearing on a motion for a preliminary injunction, the Circuit Court of Baldwin County, Alabama entered an order finding that, based on the evidence presented at the hearing, Carlos Pichardo, Anthony Cucchi, and Anthony Mellone were properly installed as directors of Communitronics of
America, Inc. and that the reconstituted Board of Directors of the company had the requisite authority to adopt a resolution removing David Pressler as
President of the company. The resolution reviewed by the Court also appointed
Anthony Cucchi as President and Carlos Pichardo as Secretary. The Court will review the matter after 30 days to determine whether further evidence should be considered with respect to the Court's findings.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     NOT APPLICABLE

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

     NOT APLLICABLE

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     NOT APPLICABLE

ITEM 5.  OTHER EVENTS

     NOT APPLICABLE

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

     NOT APPLICABLE

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     NOT APPLICABLE

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the
Undersigned, there unto duly authorized.

                                  By: /s/ Carlos A. Pichardo
                                      ---------------------------------------
                                          Carlos A. Pichardo, Secretary/Director

                                      /s/ Anthony R. Cucchi
                                      ---------------------------------------
                                          Anthony R. Cucchi, Director

                                      /s/ Anthony Mellone
                                      ---------------------------------------
                                          Anthony Mellone, Director

                                      /s/ Larry Hartman
                                      ---------------------------------------
                                          Larry Hartman, Director

Date: January 31, 2003